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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  July 22, 2004


                       Cabot Microelectronics Corporation
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             (Exact name of registrant as specified in its charter)


            Delaware                        000-30205              36-4324765
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(State or other jurisdiction of     (Commission File Number)      (IRS Employer
           incorporation)                                        Identification)


                    870 Commons Drive, Aurora, Illinois 60504
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               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
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              (Registrant's telephone number, including area code)

                                 Not applicable
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          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

        (c) Exhibits

            The following exhibit is being furnished, not filed, herewith pursuant to Item 9 and Item 12 of Form 8-K:

            99.1 Press release, dated July 22, 2004, entitled "Cabot Microelectronics Reports Results For Third Fiscal Quarter 2004 and Announces Share Repurchase Program."


Item 9. Regulation FD Disclosure.

         On July 22, 2004, Cabot Microelectronics Corporation issued a press release entitled "Cabot Microelectronics Reports Results For Third Fiscal Quarter 2004 and Announces Share Repurchase Program," announcing that its Board of Directors has authorized a share repurchase program for up to $25 million of the company's outstanding common stock. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. This information is being furnished pursuant to Item 9 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 12. Results of Operations and Financial Condition.

         On July 22, 2004, Cabot Microelectronics Corporation issued a press release entitled "Cabot Microelectronics Reports Results For Third Fiscal Quarter 2004 and Announces Share Repurchase Program," a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release contains financial and other information including that related to our third fiscal quarter ended June 30, 2004. The press release also includes cautionary statements identifying important factors that could cause actual results to differ materially from those described by any forward-looking statements. This information is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CABOT MICROELECTRONICS CORPORATION


Date: July 22, 2004               By: /s/ WILLIAM S. JOHNSON
                                      ----------------------
                                      William S. Johnson
                                      Vice President and Chief Financial Officer
                                      [Principal Financial Officer]


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                                INDEX TO EXHIBITS

Exhibit
Number              Title
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99.1                Press release, dated July 22, 2004, entitled "Cabot
                    Microelectronics Reports Results For Third Fiscal Quarter
                    2004 and Announces Share Repurchase Program."










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